SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported): November 29, 1999


                          OAK BROOK CAPITAL III, INC.
             (Exact Name of Registrant as specified in its Charter)



    Colorado                           000-56321            05-0499527
    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File No.)            Identification No.)

    50 Airport Parkway - Suite 117,
    San Jose, California                                    95110
    (Address of Principal                                   (Zip Code)
    Executive Offices)


               Registrant's telephone number, including area code:
                                  (408) 564-3435

            1250 Turks Head Building, Providence, Rhode Island 02903 (Former Name or Former Address, if Changed Since Last Report)

Cautionary Statement for Purposes of "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995:

Except for historical facts, all matters discussed in this report which are forward looking involve a high degree of risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other food export companies and political developments in overseas markets, economic conditions in the Company's primary markets and other uncertainties detailed or to be detailed from time to time in the Company's Securities and Exchange Commission filings.


Item 1. Changes in Control of Registrant.

On November 29, 1999, a closing was concluded under an Acquisition Agreement (the "Plan"), dated as of October 17, 1999, pursuant to which a change of
control of the Registrant occurred.   Pursuant to the Plan, Wai Hong Chong was
issued 9,670,500 shares of the Registrant's common stock in exchange for all of the issued and outstanding shares of Mighty Star Holdings, Ltd. ("MSHL"), a British Virgin Islands corporation. Wai Hong Chong has used personal funds to acquire the shares of MSHL. Pursuant to the Plan, the Registrant's then officers and directors resigned and were replaced by new management as set forth below. The Registrant had advised the shareholders of the pending change in control through the filing with the Commission on October 26, 1999 and mailing to its shareholders of an Information Statement pursuant to Rule 14f-1 under the Securities and Exchange Act of 1934, as amended (the "14f-1").

The following table, which was also included in the 14f-1, sets forth certain information with respect to the persons designated as newly appointed directors of the Registrant under the Plan, including their beneficial ownership in the Registrant as of the closing under the Plan concluding November 29, 1999.

Name and Address               Age          Number of Shares Beneficially
Owned                                       and Percentage of Class

Wai Hong Chong                 32           9,670,500 (88.73%)
Shun Tak Centre - Room 3203
168-200 Connaught Road
Central, Hong Kong

Wai Tong Chong                 28           0
Shun Tak Centre - Room 3203
168-200 Connaught Road
Central, Hong Kong

Kam Kui Leong                  36           0
Shun Tak Centre - Room 3203
168-200 Connaught Road
Central, Hong Kong

Charles George Spooner         49           0
508 Church Street
Toronto, Ontario
Canada, M4Y 2C8

Edmund C. K. Leong             34           0
500 Alden Road - Suite 208
Markham, Ontario
Canada, L3R 5H5

The names, addresses and titles of the persons who, upon the effective date of the Plan, became the officers of the Company, and who shall hold their offices at the pleasure of the board are as follows:

Name and Address                    Age           Title(s)

Wai Hong Chong                      32            Chairman of the Board and
Shun Tak Centre - Room 3203                       Chief Executive Officer
168-200 Connaught Road
Central, Hong Kong

Kam Kai Leong                       36            Vice President and Secretary
Shun Tak Centre - Room 3203
168-200 Connaught Road
Central, Hong Kong

Edmund C. K. Leong                  34            Vice President - North
500 Alden Road - Suite 208                        American Operations
Markham, Ontario
Canada, L3R 5H5

BIOGRAPHICAL INFORMATION WITH RESPECT TO NEW DIRECTORS AND OFFICERS

Wai Hong Chong, is a businessman who has been as executive in various companies in Hong Kong and Macau which are engaged in commercial finance and import-export. Wai Hong Chong and Wai Tong Chong are brothers.

Wai Tong Chong, is a businessman who has been as executive in various companies in Hong Kong and Macau which are engaged in commercial finance and import-export. Wai Hong Chong and Wai Tong Chong are brothers.

Kam Kui Leong, is an assistant manager of the American International Assurance Co.'s Macau branch, a position he has held since February 1999. Prior thereto, from April 1997 to December 1998, he was an assistant manger of Bank of America's Macau branch. From 1994 to 1997 he was a Senior Officer and
Division Head of the Syndication Loan Department of the Bank of China's Macau branch. He holds a Bachelors of Business Administration from the University of Regina, Canada. Kam Kai Leong and Edmond C. K. Leong are brothers.

Charles George Spooner, has been president of Sonrae Corporation since 1981. Sonrae Corporation and its subsidiaries are engaged in the real estate, hospitality and investment management businesses. Mr. Spooner holds a B.A. in Economics from Simon Fraser University, Canada.

Edmund C. K. Leong, has been president and C.E.O. of the Chinese Economic Times, Inc. which publishes from Ontario Canada, since 1995. Prior thereto he was an executive in various commercial enterprises in Hong Kong with responsibilities in marketing and import-export. Mr. Lang holds a Bachelors degree from Medicine Hat College in Canada. Kam Kai Leong and Edmond C. K. Leong are brothers.

Item 2. Acquisition or Disposition of Assets.

Pursuant to the Plan, the Registrant acquired all of the shares of MHSL.
MHSL, which operates through a California and a Chinese subsidiary, is engaged in the business of exporting agricultural products from the United States to the Peoples Republic of China. MSHL intends to become a fully vertically integrated supplier of certain agricultural products, principally nuts, flavorings and seasonings, to the Peoples Republic of China. Initially these products will principally be pistachio nuts and cashew nuts. However, MSHL will also export other agricultural products, flavorings and seasonings. MSHL operates from its offices in San Jose, California and has entered into option agreements to acquire various agricultural properties in California. MSHL also will acquire warehouse facilities in the Peoples Republic of China in
the near future.   MSHL's intention is to acquire further properties and to
become a fully integrated grower and exporter of agricultural commodities to the Peoples Republic of China with ownership and control over the growing of the commodity as well as its export and its distribution and marketing within
China.   The Registrant's new management has extensive experience in the export of agricultural products to China and intends to retain experienced management for its farming operations.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Financial Statements of Business to be acquired.

    To be filed by amendment.

(b) Pro-Forma Financial Information.

    To be filed by amendment.

(c) Exhibits.

    1. Acquisition Agreement, dated as of October 17, 1999, by and among the Registrant, Gerard M. Werner, Mark T. Thatcher, Mighty Star Holdings, Ltd. and Chong Wai Hong


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         OAK BROOK CAPITAL III, INC.



                         By:  /s/  Edmund C. K. Leong

                         Edmund C. K. Leong, Vice President,
                         North American Operations

Dated:December 7, 1999